Exhibit 99.1

Owlet Announces CFO Transition and Re-Affirms 2024 Financial Goals
Owlet to Report Second Quarter 2024 Financial Results on August 12, 2024

LEHI, Utah--(BUSINESS WIRE)-- Owlet, Inc. (“Owlet” or the “Company”) (NYSE:OWLT), the pioneer of smart infant monitoring, today announced that Kate Scolnick, Chief Financial Officer (“CFO”), will be departing the Company to pursue other opportunities. Amanda Twede Crawford, Owlet’s Vice President, Financial Planning and Analysis, will assume the role of CFO. Kate will remain at the Company in an advisory role for a transition period through September 2024.

“On behalf of the Board of Directors and Owlet, I want to thank Kate for her executive leadership and significant contributions since joining our management team prior to our initial public listing. Over the last three and a half years she has been instrumental in supporting our top line growth, margin expansion and profitability objectives, and with her help we are on track to achieve our 2024 operational and financial goals,” said Kurt Workman, Owlet Chief Executive Officer and Co-Founder. “Along with public company execution rigor and commitment to our Company’s mission, Kate has established and developed executive talent in our finance and operations teams. Since joining Owlet in 2022, Amanda Twede Crawford has been a key financial leader and we’re excited for her to be moving into the CFO role. We anticipate this will be a smooth transition and wish Kate continued success in her future endeavors.”

Amanda brings over 15 years of finance and accounting experience to Owlet. Prior to Owlet, she held multiple positions at Swire Coca-Cola, USA including Vice President of Finance and Corporate Controller. She began her career at PricewaterhouseCoopers and is a Certified Public Accountant. She holds a Master of Accounting degree from the University of Utah.

Workman continued, “In addition to this change, I’d like to provide some color on Owlet’s strong momentum and business performance thus far in 2024. The entire Owlet team has worked hard to put us in position to execute on our strategic operational goals for the remainder of 2024 and beyond. We continue to make strong inroads outside of our core US market, especially in the EU and UK, and are expanding our presence in the large remote patient monitoring segment following two landmark FDA clearances last year. Importantly, we continue to see accelerating product sell-through to parents, and we remain focused and progressing towards our stated goal of reaching and maintaining Adjusted EBITDA breakeven. We’re excited to share more on our upcoming financial results call.”
Owlet will release its second quarter 2024 financial results after the market closes on August 12, 2024. Owlet will issue a copy of the earnings release via Business Wire and include a copy on Owlet’s Investor Relations website at www.investors.owletcare.com. Owlet’s Chief Executive Officer, Kurt Workman, President, Jonathan Harris, and Chief Financial Officer, Amanda Twede Crawford, will host a conference call that same day at 4:30 p.m. ET to discuss these results and provide a business update.

To access the conference call by telephone, please dial (404) 975-4839 (Domestic) or (833) 470-1428 (Toll-Free) and reference Access Code 458341. To listen to the conference call via live audio webcast, please visit the Events section of Owlet’s Investor Relations website at investors.owletcare.com. The archived webcast will also be available on Owlet’s Investor Relations website shortly after the completion of the call.

About Owlet, Inc.

Owlet’s digital health infant monitoring platform is transforming the journey of parenting. The Company (NYSE:OWLT), a small-cap healthcare growth equity, offers FDA-authorized medical and consumer pediatric wearables and an integrated HD visual and audio camera that provide real-time data and insights to parents who safeguard health, optimize wellness, and ensure peaceful sleep, for their children.

Since 2012, over 2 million parents worldwide have used Owlet’s platform contributing to one of the largest collections of consumer infant health and sleep data. The Company continues to develop software and digital data solutions to bridge the current healthcare gap between hospital and home and bring new insights to parents and caregivers globally. Owlet believes that every child deserves to live a long, happy, and healthy life. To learn more, visit www.owletcare.com.

Exhibit 99.1
Investor Contacts:
Mike Cavanaugh ICR Westwicke Phone: +1.617.877.9641 mike.cavanaugh@westwicke.com
Media Contacts: pr@owletcare.com owlet@diffusionpr.com
Source: Owlet, Inc.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s expected achievement of its financial goals. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, (i) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the FDA and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (ii) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (iii) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (iv) Owlet’s ability to obtain additional financing in the future, as well as risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (v) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop and launch new products, innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (vi) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (vii) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (viii) Owlet’s ability to upgrade and maintain its information technology systems; (ix) changes in applicable laws or regulations; (x) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (xi) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (xii) other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission (the “SEC”), including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this press release, whether because of new information, future events or otherwise, although Owlet may do so from time to time.